SECURITY AGREEMENT
                                 (Stock Pledge)

                                       BY

                                  SEITEL, INC.

                                  IN FAVOR OF

                BANK ONE, TEXAS, NATIONAL ASSOCIATION, AS AGENT






                                 June 14, 1995





                                CREDIT FACILITY
                              TO DDD ENERGY, INC.






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                               TABLE OF CONTENTS


                                                                           Page

ARTICLE 1  DEFINITIONS AND INTERPRETATION...................................  2
      1.1  Terms Defined Above..............................................  2
      1.2  Terms Defined in Credit Agreement................................  2
      1.3  Additional Defined Terms.........................................  2
      1.4  Undefined Financial Accounting Terms.............................  2
      1.5  Terms Defined in Texas Business and Commerce Code................  2
      1.6  References.......................................................  2
      1.7  Articles and Sections............................................  3
      1.8  Number and Gender................................................  3

ARTICLE 2  SECURITY INTEREST................................................  3
      2.1  Grant of Security Interest in Collateral.........................  3
      2.2  Delivery of Securities...........................................  3
      2.3  Power of Attorney................................................  3

ARTICLE 3  REPRESENTATIONS AND WARRANTIES...................................  5
      3.1  Status of Securities.............................................  5
      3.2  No Material Misstatements........................................  5
      3.3  Ownership and Liens..............................................  5

ARTICLE 4  COVENANTS AND AGREEMENTS.........................................  6
      4.1  Payment of Assessments and Charges...............................  6
      4.2  Delivery of Collateral...........................................  6
      4.3  Further Assurances...............................................  6
      4.4  Prohibited Liens and Filings.....................................  6

ARTICLE 5  RIGHTS AND REMEDIES..............................................  7
      5.1  Remedies Upon Default............................................  7
      5.2  Voting Rights, Dividends, Etc. Prior to Default..................  8
      5.3  Voting Rights, Dividends, Etc. After Default.....................  8
      5.4  Proceeds.........................................................  9
      5.5  Agent Duties.....................................................  9
      5.6  The Agent's Actions..............................................  9

ARTICLE 6  MISCELLANEOUS.................................................... 10
      6.1  Transfer of Obligations and Collateral........................... 10
      6.2  Cumulative Security.............................................. 10
      6.3  Continuing Agreement............................................. 10
      6.4  Cumulative Rights................................................ 11
      6.5  Exercise of Rights............................................... 11
      6.6  Remedy and Waiver................................................ 11
      6.7  Non-Judicial Remedies............................................ 11
      6.8  Preservation of Liability........................................ 11
      6.9  Notices and Other Communications................................. 11
      6.10 Parties in Interest.............................................. 12
      6.11 Amendment and Waiver............................................. 12
      6.12 Invalidity....................................................... 12
      6.13 GOVERNING LAW.................................................... 13
      6.14 JURISDICTION AND VENUE........................................... 13
      6.15 WAIVER OF RIGHTS TO JURY TRIAL................................... 13
      6.16 ENTIRE AGREEMENT................................................. 13

                               SECURITY AGREEMENT

                                 (Stock Pledge)


          THIS SECURITY AGREEMENT (Stock Pledge) (this "Security Agreement") dated as of June 14, 1995, is entered into by and between SEITEL, INC., a Delaware corporation (the "Pledgor"), and BANK ONE, TEXAS, NATIONAL ASSOCIATION, a national banking association ("Bank One"), Individually and as Agent for the lenders signatory to the Credit Agreement (as such term is defined below) which at this time is COMPASS BANK-HOUSTON, a banking association ("Compass") from time to time (together with their respective successors and assigns, the "Banks"), and Bank One, as agent for the Banks pursuant to the Credit Agreement (in such capacity, together with its successors in such capacity pursuant to the terms of the Credit Agreement, the "Agent").


                             W I T N E S S E T H :

          WHEREAS, pursuant to the terms and conditions of the Credit Agreement dated of even date herewith, by and between DDD Energy, Inc., a Delaware corporation (the "Corporation"), the Agent, and the Banks (as such agreement may be amended, restated, or supplemented from time to time, the "Credit Agreement"), the Banks have agreed to extend credit to or for the benefit of the Corporation;

          WHEREAS, the Pledgor is the owner of the shares of issued and outstanding common stock described in Schedule I hereof (the "Securities") issued by the Corporation;

          WHEREAS, the Pledgor, as the sole shareholder of the Corporation, will derive substantial direct and indirect benefits from the extension of credit to or for the benefit of the Corporation, and has therefore agreed to guaranty certain obligations of the Corporation pursuant to the terms of a Guaranty in favor of the Agent and the Banks of even date herewith (the "Guaranty"); and

          WHEREAS, pursuant to the terms of the Credit Agreement and as an inducement to the Banks to extend credit to or for the benefit of the Corporation pursuant to the Credit Agreement, the Pledgor has agreed to execute this Security Agreement in favor of the Agent for the benefit of the Banks to secure its obligations under the Guaranty;

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:





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                                   ARTICLE 1

                         DEFINITIONS AND INTERPRETATION

          1.1 Terms Defined Above. As used in this Security Agreement, the terms "Agent," "Bank One," "Banks", "Compass", "Corporation," "Credit Agreement," "Pledgor," Stock Pledge," "Securities," and "Security Agreement" will have the meanings indicated above.

          1.2 Terms Defined in Credit Agreement. Each capitalized term used but not defined herein shall have the meaning assigned to such term in the Credit Agreement.

          1.3 Additional Defined Terms. As used in this Security Agreement, the following terms will have the meanings indicated:

          (a) "Collateral" will mean the Securities and the certificates representing the Securities; all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Securities, including, without limitation, all additional shares of stock of the Corporation from time to time acquired by the Pledgor by way of stock dividend or stock split; the certificates representing such additional shares; all dividends, cash, instruments or other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares; and all proceeds of any of the foregoing in this definition.

          (b) "Event of Default" shall mean any Event of Default, as defined in the Credit Agreement, or the failure of the Pledgor to comply with Regulations G, T, U or X of the Board of Governors of the Federal Reserve System, as amended.

          1.4  Undefined   Financial   Accounting  Terms.   Undefined  financial
accounting terms used in this Security Agreement shall have the meanings assigned to such terms according to GAAP.

          1.5 Terms Defined in Texas Business and Commerce Code. Any term used herein that is defined in the Texas Business and Commerce Code shall have the meaning assigned to such term therein, unless the context otherwise requires or such term is otherwise defined herein.

          1.6 References. The words "hereby," "herein," "hereinabove," "hereinafter," "hereinbelow," "hereof," "hereunder," and words of similar import when used in this Security Agreement shall refer to this Security Agreement as a whole and not to any particular Article, Section, or provision of this Security Agreement. References in this Security Agreement to Article or Section numbers are to such Articles or Sections of this Security Agreement unless otherwise specified.




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




          1.7 Articles and Sections. This Security Agreement, for convenience only, has been divided into Articles and Sections; and it is understood that the rights and other legal relations of the parties hereto shall be determined from this instrument as an entirety and without regard to the aforesaid division into Articles and Sections and without regard to headings prefixed to such Articles or Sections.

          1.8 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.


                                   ARTICLE 2

                               SECURITY INTEREST

          2.1 Grant of Security Interest in Collateral. The Pledgor, for value received, the receipt and sufficiency of which are hereby acknowledged, and to induce the Banks to extend credit to or for the benefit of the Corporation, hereby pledges to the Agent on behalf of the Banks and hereby grants to the Agent on behalf of the Banks a first lien on and a security interest in the Collateral to secure its guaranty of the Obligations as such term is defined in the Credit Agreement of even date herewith, by and among the Corporation, the Agent and the Banks, as it may be amended, restated, or supplemented from time to time, pursuant to the Guaranty.

          2.2 Delivery of Securities. All certificates or instruments representing or evidencing the Securities shall be delivered to and held by the Agent for the benefit of the Banks, for the sole purpose of possession of the Collateral or any portion thereof pursuant to this Security Agreement, and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent. The Agent shall at all times have actual possession of the Securities and shall be deemed to have possession of any of the Collateral in transit to it or set apart for it.

          2.3 Power of Attorney. The Pledgor hereby irrevocably constitutes and appoints the Agent and any authorized officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority




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



in the place and stead of the Pledgor and in the name of the Pledgor or in its own name, from time to time in the Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, and without notice to the Pledgor, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, including, without limitation, the following:

          (a) upon the occurrence and during the continuance of any Event of Default, to transfer to or register any or all of the Collateral in the name of the Agent or any of its nominees;

          (b) to exchange the certificates or instruments representing or evidencing the Collateral for certificates or instruments of smaller or larger denominations;

          (c) upon the occurrence and during the continuance of any Event of Default, (i) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral, (ii) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral, (iii) to defend any suit, action or proceeding brought against the Pledgor by any third party with respect to any Collateral, (iv) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate, and (v) to complete any blanks contained in any instruments of transfer or assignment appended to or delivered with the certificates representing the Securities; and

          (d) to exchange any of the Collateral for other property upon reorganization, recapitalization or other readjustment of the Corporation, and in connection therewith to deposit any of the Collateral with any committee or depository upon such terms as the Agent may determine; and, subsequent to any Event of Default, to exercise, at the option of the Agent, voting rights as to any of the Collateral;

all without notice and without liability except to account for property actually received by the Agent.

          The Pledgor hereby ratifies all that said attorney shall lawfully do or cause to be done within the scope of the power of attorney granted hereunder. This power of attorney is a power coupled with an interest and shall be irrevocable so long as the Guaranty remains outstanding. The powers conferred on the Agent hereunder are solely to protect the interests of the Agent and the Banks in the Collateral and shall not impose any duty upon it to exercise any such powers. The Agent shall be accountable only for amounts that it actually receives as a result of the exercise of




                                       4

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such  powers and neither it nor any of its  officers,  directors,  employees  or agents shall be responsible to the Pledgor for any act or failure to act, except for gross negligence.

          2.4 Release of Security Interest. The security interest granted hereunder secures Pledgor's obligations under the Guaranty, and shall be released by Agent and Banks upon termination of the Guaranty pursuant to its terms.


                                   ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

          To induce the Agent and the Banks to enter into the Credit Agreement and to make Loans to or for the benefit of the Corporation, the Pledgor represents and warrants to the Agent and the Banks (which representations and warranties shall survive the delivery of this Security Agreement and the other Loan Documents) that:

          3.1 Status of Securities. All signatures on the Securities are genuine or authorized; the transfer of the Securities by the Pledgor to the Agent for the benefit of the Banks is effective; the Pledgor knows of no fact that might impair the validity of the Securities; and the Securities (a) have been duly authorized, validly issued, drawn, made, and/or accepted, (b) are genuine, validly outstanding, fully paid, and nonassessable, (c) were not issued in violation of the preemptive rights of any Person or any agreement by which the Pledgor or any issuer of such Collateral is bound, and (d) have not been materially altered.

          3.2 No Material Misstatements. No information, exhibit, or report furnished by the Pledgor to the Agent or the Banks in connection with the negotiation of any Loan Document contained or contains any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

          3.3 Ownership and Liens. Except for the security interest in favor of the Agent for the benefit of the Banks, the Pledgor owns (and at the time of transfer or delivery of the Collateral to the Agent owned or will own) good and indefeasible title to the Collateral free and clear of any other security interests, liens, adverse claims, or options; the Pledgor has (and at the time of transfer or delivery of the Collateral to the Agent had or will have) full right, power, and authority to convey, assign, transfer, and deliver the Collateral to the Agent and to grant a security interest in the Collateral to the Agent in the manner provided herein.






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                                   ARTICLE 4

                            COVENANTS AND AGREEMENTS

          Unless agreed in writing by the Agent and the Banks to the contrary, the Pledgor agrees, so long as the Guaranty remains outstanding.

          4.1 Payment of Assessments and Charges. To pay all taxes, charges, liens and assessments against the Collateral; and upon the failure of the Pledgor to do so, the Agent at its option may, but will not be obligated to, pay any of them.

          4.2 Delivery of Collateral. That any and all

          (i) dividends paid or payable other than in cash and all instruments and other property received, receivable or otherwise distributed in respect of or in exchange for any Collateral,

          (ii) dividends and other distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, and

          (iii) cash paid, payable or otherwise distributed in respect of principal of, in redemption of or in exchange for any Collateral,

shall be forthwith delivered to the Agent to hold as Collateral for the benefit of the Banks and shall, if received by the Pledgor, be received in trust for the benefit of the Agent and the Banks, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Agent as Collateral in the same form as so received (with any necessary endorsement).

          4.3 Further Assurances. To promptly cure any defects in the execution and delivery of any of the Loan Documents executed by the Pledgor and execute, acknowledge, and deliver such other assurances and instruments and take such other action as shall, in the reasonable opinion of the Agent, be necessary to fulfill the terms of the Loan Documents executed by the Pledgor and to confirm, perfect, and preserve the security interest created and intended to be created hereby and to vest more completely in and assure to the Agent and the Banks their rights under this Security Agreement.

          4.4 Prohibited Liens and Filings. That it will not pledge, mortgage, or otherwise encumber, create, or suffer a security interest to exist in any of the Collateral (other than in favor of the Agent) or sell, assign, or otherwise transfer any of the Collateral to anyone other than the Agent or file or permit to be filed any financing statement or other security instrument with respect to the Collateral other than in favor of the Agent.

                                   ARTICLE 5

                              RIGHTS AND REMEDIES

          5.1 Remedies Upon Default. (a) Upon the occurrence and during the continuance of an Event of Default, the Agent may, at its option, declare all Obligations immediately due and payable, without presentment, demand, protest, notice of protest, default or dishonor, notice of intent to accelerate maturity, notice of acceleration of maturity or other notice of any kind, all of which are hereby expressly waived by the Pledgor, and may exercise any and all other remedies provided by law or pursuant to the Loan Documents.

          (b) If all or any part of the Obligations shall become due and payable, the Agent may then, or at any time thereafter, apply, set-off, collect, sell in one or more sales, or otherwise dispose of, any or all of the Collateral, in its then condition or following any commercially reasonable preparation or processing, in such order as the Agent may elect. Any such sale may be made either at public or private sale at the place of business of the Agent, any brokers' board or securities exchange or elsewhere, either for cash or upon credit or for future delivery, at such price as the Agent may deem fair. The Agent or the Banks may be the purchaser of any or all Collateral so sold and may hold the same thereafter in its own right free from any claim of the Pledgor or right of redemption. No such purchase or holding by the Agent or the Banks shall be deemed a retention by the Agent or the Banks in satisfaction of the Obligations. All demands, notices, and advertisements, and the presentment of property at sale are hereby waived. If, notwithstanding the foregoing provisions, any applicable provision of the Uniform Commercial Code or other law requires the Agent to give reasonable notice of any such sale or disposition or other action, ten days' prior written notice shall constitute reasonable notice. The Agent may require the Pledgor to assemble the Collateral and make it available to the Agent at a place designated by the Agent that is reasonably convenient to the Agent and the Pledgor. Any sale hereunder may be conducted by an auctioneer or any officer or agent of the Agent.

          (c) In connection with the sale of Collateral which is stock or other investment securities, the Agent must limit prospective purchasers to the extent deemed necessary or advisable by the Agent to render such sale exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), and any applicable state securities laws. No sale so made in good faith by the Agent shall be deemed not to be "commercially reasonable" because so made; provided, however, that nothing in this Security Agreement shall be deemed to impose any obligation whatsoever to file a registration statement under the Act or any state securities law with respect to any sale of Collateral by the Agent.





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



          5.2 Voting Rights, Dividends, Etc. Prior to Default.

          So long as no Event of Default shall have occurred and be continuing:

          (a) the Pledgor will be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Security Agreement;

          (b) subject to the further provisions of this Security Agreement, the Pledgor shall be entitled to receive and retain any and all dividends paid in respect of the Collateral; provided, however, that any and all

                   (i)  dividends  paid or payable  other than in cash
              and all instruments and other Property received, receivable, or otherwise distributed in respect of or in exchange for any Collateral,

                   (ii) dividends and other distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, and

                   (iii) cash paid,  payable or otherwise  distributed
              in respect of principal of, in redemption of or in exchange for any Collateral,

   shall be forthwith delivered to the Agent to hold as Collateral for the benefit of the Banks and shall, if received by the Pledgor, be received in trust for the benefit of the Banks, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Agent as Collateral in the same form as so received (with any necessary endorsement); and

          (c) the Agent shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 5.2(a) above and to receive the dividends which it is authorized to receive and retain.

          5.3 Voting Rights, Dividends, Etc. After Default. Upon the occurrence and during the continuance of an Event of Default:

          (a) at the option of the Agent with notice to the Pledgor, all rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 5.2(a) above and to receive the dividends and interest payments which it would otherwise be




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



   authorized to receive and retain pursuant to Section 5.2(b) above shall cease and shall thereupon become vested in the Agent, who shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Collateral such dividends; and

          (b) all dividends which are received by the Pledgor contrary to the provisions of Section 5.3(a) above shall be received in trust for the benefit of the Agent, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Agent as Collateral in the same form as so received (with any necessary endorsement).

          5.4 Proceeds. Prior to all or any part of the Obligations becoming due and payable as specified in Section 5.1, all cash sums or other property received by the Agent or the Banks on account of the Collateral shall be held as Collateral. After all or any part of the Obligations shall become due and payable as specified in Section 5.1, the proceeds of any sale or other disposition of the Collateral and all sums received or collected by the Agent from or on account of the Collateral shall be applied by the Agent in the manner set forth in ss.9.504 of the UCC.

          5.5 Agent Duties. The Agent shall be under no duty whatsoever to make or give any presentment, demand for performance, notice of nonperformance, protest, notice of protest, notice of dishonor, or other notice or demand in connection with any Collateral or the Obligations, or to take any steps necessary to preserve any rights against prior parties. The Agent shall not be liable for failure to collect or realize upon any or all of the Obligations or Collateral, or for any delay in so doing, nor shall the Agent be under any duty to take any action whatsoever with regard thereto. The Agent shall use reasonable care in the custody and preservation of any Collateral in its possession. The Agent shall have no duty to comply with any recording, filing, or other legal requirements necessary to establish or maintain the validity, priority, or enforceability of, or the Agent's rights in or to, any of the Collateral.

          5.6 The Agent's Actions. The Pledgor waives any right to require the Agent or the Banks to proceed against any person, exhaust any collateral or pursue any other remedy in the Agent's power; waives any and all notice of acceptance of this Security Agreement or of creation, modification, renewal, or extension for any period of any Obligations; and waives any defense arising by reason of any disability or other defense of the Corporation or any other guarantor or Person primarily or secondarily liable with respect to all or any portion of the Obligations ("Other Liable Party"), or by reason of the cessation from any cause whatsoever of the liability of the Corporation or any Other Liable Party. All dealings between the Corporation or the Pledgor and the Agent and the Banks shall conclusively be presumed to have been had or consummated in reliance upon this Security Agreement. Until all




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Obligations  shall have been paid and/or  performed  in full and the  Commitment shall have terminated, or the Guaranty has been released, the Pledgor (i) shall have no right to subrogation, (ii) waives any right to enforce any remedy that the Agent or the Banks now has or may hereafter have against the Corporation or any Other Liable Party, and (iii) except as otherwise expressly provided in this Security Agreement, waives any benefit of and right to participate in any collateral or security whatsoever now or hereafter held by the Agent or the Banks.


                                   ARTICLE 6

                                 MISCELLANEOUS

          6.1 Transfer of Obligations and Collateral. Subject to the terms of the Credit Agreement, the Pledgor hereby agrees that the Banks may transfer any or all of its portion of the Obligations. Upon any such transfer, such Bank may transfer any or all of its rights in the Collateral and shall be fully discharged thereafter from all liability with respect to the Collateral so transferred, and the transferee shall be vested with all rights, powers, and remedies of such Bank hereunder with respect to Collateral so transferred and shall assume any of such transferring Bank's liabilities. With respect to any Collateral not so transferred, the Agent and the remaining Banks shall retain all rights, powers, and remedies hereby given. The Agent may at any time deliver any or all of the Collateral to the Pledgor, whose receipt shall be a complete and full acquittance for the Collateral so delivered, and the Agent and the Banks shall thereafter be discharged from any liability therefor.

          6.2 Cumulative Security. The execution and delivery of this Security Agreement in no manner shall impair or affect any other security (by endorsement or otherwise) for the payment of the Obligations. No security taken hereafter as security for payment of all or any portion of the Obligations shall impair in any manner or affect this Security Agreement. All such present and future additional security is to be considered as cumulative security.

          6.3 Continuing Agreement. This is a continuing agreement and the conveyance hereunder shall remain in full force and effect and all the rights, powers, and remedies of the Agent and the Banks hereunder shall continue to exist until the Obligations shall be paid in full as the same become due and payable and the Commitment has terminated, or the Guaranty has been released and the Agent, upon request of the Pledgor, has executed a written termination statement, reassigned to the Pledgor, without recourse, the Collateral and all rights and liens conveyed hereby and returned possession of the Collateral to the Pledgor. Furthermore, it is contemplated by the parties hereto that there may be times when no Obligations shall be owing. Notwithstanding such occurrences, this Security Agreement shall remain valid and shall be in full force and effect as to subsequent Obligations provided that the Agent has not executed a written termination statement and returned possession of the Collateral to the Pledgor. Otherwise, this Security Agreement shall continue irrespective of the fact that the liability of the Corporation or any Other Liable Party may have ceased and notwithstanding the death or incapacity of the Pledgor or any Other Liable Party or any other event or proceeding affecting the Corporation, the Pledgor, and/or any Other Liable Party.

          6.4 Cumulative Rights. The rights, powers, and remedies of the Agent and the Banks hereunder shall be in addition to all rights, powers, and remedies given by statute or rule of law and are cumulative. The exercise of any one or more of the rights, powers, and remedies provided herein shall not be construed as a waiver of any other rights, powers, and remedies. The Agent and the Banks shall have the rights, powers, and remedies of a secured party under the Texas Business and Commerce Code, as amended.

          6.5 Exercise of Rights. Time shall be of the essence for the performance of any act under this Security Agreement by the Pledgor, but neither the Agent's or the Banks's acceptance of partial or delinquent payments nor any forbearance, failure, or delay by the Agent in exercising any right, power or remedy shall be deemed a waiver of any obligation of the Pledgor, the Corporation, or any Other Liable Party or of any right, power, or remedy of the Agent or the Banks or preclude any other or further exercise thereof; and no single or partial exercise of any right, power, or remedy shall preclude any other or further exercise thereof or the exercise of any other right, power, or remedy.

          6.6 Remedy and Waiver. The Agent may remedy or waive any default without waiving the default remedied or waiving any prior or subsequent default.

          6.7 Non-Judicial Remedies. The Agent may enforce its rights hereunder without prior judicial process or judicial hearing. The Pledgor expressly waives, renounces, and knowingly relinquishes any and all legal rights which might otherwise require the Agent to enforce its rights by judicial process. In so providing for non-judicial remedies, the Pledgor recognizes and concedes that such remedies are consistent with the usage of the trade, are responsive to commercial necessity and are the result of bargain at arm's length. Nothing herein is intended to prevent the Agent or the Pledgor from resorting to judicial process at such party's option.

          6.8 Preservation of Liability. Neither this Security Agreement nor the exercise by the Agent or the Banks of (or the failure to so exercise) any right, power, or remedy conferred herein or by law shall be construed as relieving the Pledgor or any Other Liable Party from full liability thereon and for any deficiency thereon.

          6.9 Notices and Other Communications. Except as to verbal notices expressly authorized herein, which verbal notices shall be confirmed in writing, all notices, requests, and communications hereunder shall be in writing (including by telecopy). Unless otherwise expressly provided herein, any such notice, request, demand, or other communication shall be deemed to have been duly given or made when delivered by hand, or, in the case of delivery by mail, when deposited in the mail, certified mail, return receipt requested, postage prepaid, or, in the case of telecopy notice, when receipt thereof is acknowledged orally or by written confirmation report, addressed as follows:

                (a)      if to the Agent, to:

                         Bank One, Texas, National Association
                         910 Travis
                         Houston, Texas 77002
                         Attention:  Energy Group
                         (or for notice by mail, to:
                         P. O. Box 2629
                         Houston, Texas 77252-2629
                         Attention: Energy Group)
                         Telecopy:  (713) 751-3544

                (b)      if to the Pledgor, to:

                         DDD Energy, Inc.
                         50 Briar Hollow Lane, 7th Floor
                         Houston, Texas 77027
                         Attention:  Ms. Debra D. Valice
                         Telecopy:  (713) 627-2319

          Any party may, by proper written notice hereunder to the others, change the individuals or addresses to which such notices to it shall thereafter be sent.

          6.10 Parties in Interest. All covenants and agreements herein contained by or on behalf of the Pledgor or the Agent shall be binding upon and inure to the benefit of the Pledgor, the Agent, or the Banks, as the case may be, and their respective legal representatives, successors, and assigns.

          6.11 Amendment and Waiver. This Security Agreement may not be amended nor may any of its terms be waived except in writing duly signed by the party against whom enforcement of the amendment or waiver is sought.

          6.12 Invalidity. If any provision of this Security Agreement is rendered or declared illegal, invalid, or unenforceable by reason of any existing or subsequently enacted legislation or by a judicial decision that has become final, the Pledgor and the Agent shall promptly meet and negotiate substitute provisions for those rendered illegal, invalid, or unenforceable, but all of the remaining provisions shall remain in full force and effect.

          6.13 GOVERNING LAW. THIS SECURITY AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW, PROVIDED, HOWEVER, THAT VERNON'S TEXAS CIVIL STATUTES, ARTICLE 5069, CHAPTER 15 (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRI-PARTY ACCOUNTS) SHALL NOT APPLY.

          6.14 JURISDICTION AND VENUE. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO, OR FROM THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT TO WHICH THE PLEDGOR IS A PARTY MAY BE LITIGATED, AT THE SOLE DISCRETION AND ELECTION OF THE AGENT, IN COURTS HAVING SITUS IN HOUSTON, HARRIS COUNTY, TEXAS. THE PLEDGOR HEREBY SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED IN HOUSTON, HARRIS COUNTY, TEXAS, AND HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO TRANSFER OR CHANGE THE JURISDICTION OR VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY THE AGENT OR THE BANKS IN ACCORDANCE WITH THIS SECTION.

          6.15 WAIVER OF RIGHTS TO JURY TRIAL. THE PLEDGOR AND THE AGENT HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, IRREVOCABLY, AND UNCONDITIONALLY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, COUNTERCLAIM, OR OTHER LITIGATION THAT RELATES TO OR ARISES OUT OF ANY OF THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE ACTS OR OMISSIONS OF THE AGENT OR ANY BANK IN THE ENFORCEMENT OF ANY OF THE TERMS OR PROVISIONS OF THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT OR OTHERWISE WITH RESPECT THERETO. THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT FOR THE AGENT AND THE BANKS ENTERING INTO THE CREDIT AGREEMENT.

          6.16 ENTIRE AGREEMENT. THIS SECURITY AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND SHALL SUPERSEDE ANY PRIOR AGREEMENTS, WHETHER WRITTEN OR ORAL, BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT HEREOF. FURTHERMORE, IN THIS REGARD, THIS SECURITY AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG SUCH PARTIES.

          IN WITNESS WHEREOF, this Security Agreement is executed as of the date first above written.

                                      SEITEL, INC.



                                      By: /s/ Debra D. Valice
                                         ----------------------------
                                         Debra D. Valice
                                         Vice President-Finance

                                      BANK ONE, TEXAS, NATIONAL
                                      ASSOCIATION, AS AGENT

                                      By: /s/ Damian G. Meiburger
                                         ----------------------------
                                         Damien G. Meiburger
                                         Senior Vice President

                                   SCHEDULE I


                                       Stock                             Number
     Stock                             Class           Par                 of
     Issuer         Stock               No.           Value              Shares


DDD Energy, Inc .   Common               1            $0.01              1,000




                                       i